SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                          Date of Report: July 22, 1997





                                   ZILOG, INC.
                  ---------------------------------------------
             (Exact name of registrant as specified in its charter)




         CALIFORNIA                  0-18738                   13-3092996
----------------------------     ---------------        ------------------------
(State or Other Jurisdiction       (Commission              (I.R.S. Employer
      of Incorporation)            File Number)          Identification Number)




     210 EAST HACIENDA AVENUE, CAMPBELL, CA                   95008
   ------------------------------------------             ------------
    (Address of principal executive offices)               (Zip Code)



                                 (408) 370-8000
                          -----------------------------
                         (Registrant's telephone number,
                              including area code)

Item 5.     OTHER EVENTS.

         Zilog, Inc. ("Zilog") and TPG Partners II, L.P. ("TPG") have entered into an Agreement and Plan of Merger dated as of July 20, 1997 (the "Merger Agreement"), according to which TPG will acquire substantially all of the common stock, par value $0.01 per share (the "Common Stock"), of Zilog (the "Merger"). The Merger Agreement is filed herewith as Exhibit 2.1 and is incorporated by reference herein.

         Under the terms of the Merger Agreement, the owner of each outstanding share of Common Stock can elect either to receive $25.00 in cash or to retain shares of Common Stock. This election to retain shares of Common Stock is subject to proration so that upon consummation of the Merger, 400,000 shares of Common Stock will be retained by existing stockholders, and the balance of such shares will be exchanged for cash. Zilog has issued a press release, which is filed herewith as Exhibit 99.1, announcing the execution of the Merger Agreement and describing the principal terms thereof.

         Additionally, the Zilog's Bylaws are filed herewith as Exhibit 3.2. These Bylaws replace the Bylaws filed with the Securities and Exchange Commission (the "Commission") on the Zilog's Current Report on Form 8-K dated June 4, 1997 which contained an error. The Bylaws filed herewith supercede and replace those filed with the Commission on June 4, 1997.




Item 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (a) Exhibits.

                 2.1 Agreement and Plan of Merger between TPG Partners II, L.P. and Zilog, Inc. dated as of July 20, 1997. Schedules to this Agreement omitted from this report will be furnished to the Securities and Exchange Commission upon request.

                 3.2      Bylaws of Zilog, Inc., a Delaware corporation.

                 99.1     Press Release dated July 21, 1997.

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

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  July 22, 1997

                                 ZILOG, INC.



                                 By         /S/ RICHARD R. PICKARD
                                     -----------------------------------------
                                        Vice President, General Counsel
                                                 and Secretary

                                  EXHIBIT INDEX


      EXHIBIT NO.                 DESCRIPTION


          2.1             Agreement and Plan of Merger between
                          Partners II, L.P. and Zilog, Inc. dated as of
                          July 20, 1997. Schedules to this Agreement omitted from this report will be furnished to the Securities and Exchange Commission upon request.


          3.2             Bylaws of Zilog, Inc., a Delaware corporation.


         99.1             Press Release dated July 21, 1997.

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